UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

December 5, 2008 (December 1, 2008)

MAGELLAN MIDSTREAM HOLDINGS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-246263	20-4328784
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center

Tulsa, Oklahoma 74172

(Address of principal executive office)

(Registrant’s telephone number, including area code): (918) 574-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement

Contribution Agreement

On December 1, 2008, Magellan Midstream Holdings, L.P. (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) with Magellan Midstream Holdings GP, LLC, the general partner of the Partnership (“GP LLC”), MGG GP Holdings, LLC, a newly formed Delaware limited liability company and the wholly-owned subsidiary of the Partnership (“MGG GP Holdings”) and MGG Midstream Holdings, L.P. (“MGG Holdings”), pursuant to which the parties consummated, among other things, the following transactions: (i) MGG Holdings contributed all of the issued and outstanding limited liability company interests in GP LLC (the “GP Membership Interest”) to the Partnership in exchange for $114,930.34 in cash from the Partnership and ceased to be a member of GP LLC; (ii) the Partnership contributed the GP Membership Interest (as defined in the Partnership Agreement) to MGG GP Holdings as a capital contribution and ceased to be a member of GP LLC; (iii) MGG GP Holdings was admitted to GP LLC as the sole member of GP LLC; and (iv) GP LLC’s entire economic rights associated with its 8,834 general partner units (the “Economic Interest”) were eliminated by changing the General Partner Interest (as defined in the Partnership Agreement) to a non-economic Partnership Interest (as defined in the Partnership Agreement), without consideration and without any further action.

The Partnership’s organizational structures prior to and after this transaction are provided below.

The description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 2 to the Fourth Amended and Restated Limited Partnership Agreement

On December 1, 2008, GP LLC entered into Amendment No. 2 (the “Partnership Agreement Amendment”) to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement”). Pursuant to the Partnership Agreement Amendment, the Economic Interest was eliminated and the limited partners (the “Limited Partners”) of the Partnership holding common units representing limited partner interests in the Partnership (“Common Units”) were given the right to nominate and vote in the election of the directors to the Board of Directors of GP LLC (the “Board of Directors”).

As amended, the Partnership Agreement provides that an annual meeting of the Limited Partners for the election of directors to the Board of Directors will be held in April of each year beginning in 2009 or at such other date and time as may be fixed from time to time by GP LLC. Notice of the annual meeting will be given not less than ten (10) days nor more than sixty (60) days prior to the date of such meeting.

The Limited Partners will vote together as a single class for the election of directors to the Board of Directors. The Limited Partners entitled to vote will elect by a plurality of the votes cast at such meeting persons to serve on the Board of Directors who are nominated in accordance with the provisions of the Partnership Agreement. The exercise by a Limited Partner of the right to elect the directors and any other rights afforded to such Limited Partner under the Partnership Agreement will be in such Limited Partner’s capacity as a limited partner of the Partnership and are not intended to cause a Limited Partner to be deemed to be taking part in the management and control of the business and affairs of the Partnership.

With respect to the election of directors to the Board of Directors, (A) GP LLC and the Partnership will not be entitled to vote Common Units that are otherwise entitled to vote at any meeting of the Limited Partners, and (B) if at any time any person or group beneficially owns 20% or more of the Outstanding Partnership Securities (as defined in the Partnership Agreement) of any class then outstanding, then all Partnership Securities (as defined in the Partnership Agreement) owned by such person or group in excess of 20% of the Outstanding Partnership Securities of the applicable class may not be voted, and in each case, the foregoing Common Units will not be counted when calculating the required votes for such matter and will not be deemed to be Outstanding (as defined in the Partnership Agreement) for purposes of determining a quorum for such meeting. Such Common Units will not be treated as a separate class of Partnership Securities for purposes of the Partnership Agreement. Notwithstanding the foregoing sentence, the Board of Directors may, by action specifically referencing votes for the election of directors, determine that the limitation set forth in clause (B) above will not apply to a specific person or group.

The number of directors constituting the whole Board of Directors may not be less than four or more than nine as established from time to time by a resolution adopted by a majority of the directors. The Board of Directors has been divided into three classes: Class I, Class II, and Class III. Each director will serve for a term ending as provided in the Partnership Agreement; provided, however, that the directors designated in the Fourth Amended and Restated Limited Liability Company Agreement of GP LLC (the “GP LLC Agreement”) to Class I will serve for an initial term that expires at the annual meeting held in 2009, the directors designated in the GP LLC Agreement to Class II will serve for an initial term that expires at the annual meeting held in 2010, and the directors designated in the GP LLC Agreement to Class III will serve for an initial term that expires at the annual meeting held in 2011. At each succeeding annual meeting beginning with the annual meeting held in 2009, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term.

Nominations of persons for election to the Board of Directors may be made at an annual meeting of the Limited Partners only (a) pursuant to GP LLC’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or any committee thereof or (c) by any Limited Partner who was a record holder at the time the notice provided for in the Partnership Agreement is delivered to GP LLC, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Partnership Agreement.

For any nominations brought before an annual meeting by a Limited Partner, the Limited Partner must give timely notice thereof in writing to GP LLC. The notice must contain certain information as described in the Partnership Agreement. To be timely, a Limited Partner’s notice must be delivered to GP LLC not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Limited Partner must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Partnership or GP LLC. For purposes of the 2009 annual meeting, the first anniversary of the preceding year’s annual meeting will be deemed to be April 23, 2009. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a Limited Partner’s notice as described above.

In the event that the number of directors to be elected to the Board of Directors is increased effective at the annual meeting and there is no public announcement by the Partnership or GP LLC naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Limited Partner’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to GP LLC not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Partnership or GP LLC.

Nominations of persons for election to the Board of Directors also may be made at a special meeting of Limited Partners at which directors are to be elected in accordance with the provisions of the Partnership Agreement.

Only such persons who are nominated in accordance with the procedures set forth in the Partnership Agreement will be eligible to be elected at an annual or special meeting of Limited Partners to serve as directors. Notwithstanding the foregoing, unless otherwise required by law, if the Limited Partner (or a qualified representative of the Limited Partner) who makes a nomination does not appear at the annual or special meeting of Limited Partners to present a nomination, such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by GP LLC or the Partnership.

In addition to the provisions described above and in the Partnership Agreement, a Limited Partner must also comply with all applicable requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder; provided, however, that any references in the Partnership Agreement to the Exchange Act or the rules promulgated thereunder are not intended to and do not limit any requirements applicable to nominations pursuant to the Partnership Agreement, and compliance with the Partnership Agreement is the exclusive means for a Limited Partner to make nominations.

The description of the Partnership Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Fourth Amended and Restated Limited Liability Company Agreement of GP LLC

On December 1, 2008, MGG GP Holdings entered into the GP LLC Agreement to provide for, among other things, the election of directors of the Board of Directors by the Limited Partners. As amended, the GP LLC Agreement provides that the number of directors constituting the Board of Directors will be at least four and not more than nine as established from time to time pursuant to a resolution adopted by a majority of the directors.

The Board of Directors has been divided into three classes: Class I, Class II, and Class III. The initial terms of directors are as follows: directors in Class I will serve for an initial term that expires at the annual meeting of Limited Partners held in 2009, directors in Class II will serve for an initial term that expires at the annual meeting of Limited Partners held in 2010, and directors in Class III will serve for an initial term that expires at the annual meeting of Limited Partners held in 2011. At each succeeding annual meeting of Limited Partners beginning with the annual meeting held in 2009, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. The directors will be elected by the Limited Partners and will be nominated in accordance with the terms of the Partnership Agreement.

After consummation of the transactions pursuant to the Contribution Agreement the Board of Directors consisted of five directors. The directors of GP LLC and the Class in which each such director is a member are designated as follows:

Patrick Eilers,	Class I
Walter R. Arnheim,	Class II
Robert G. Croyle,	Class II
Don R. Wellendorf,	Class III
James C. Kempner	Class III

The description of the GP LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to the Working Capital Loan Agreement

The description of the Working Capital Loan Agreement Amendment (as defined below) described below under Item 2.03 is incorporated in this Item 1.01 by reference. A copy of the Working Capital Loan Agreement Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Unit Purchase Rights Agreement

On December 3, 2008, the Partnership entered into a Unit Purchase Rights Agreement, dated as of December 3, 2008 (as the same may be amended from time to time, the “Rights Agreement”), between the Partnership and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”). On December 1, 2008, the Board of Directors declared an issuance and distribution of one unit purchase right (a “Right”) for each outstanding Common Unit. The issuance and distribution will occur on December 10, 2008 (the “Record Date”) to holder of record of Common Units on that date. Each Right entitles the registered holder to purchase from the Partnership one Common Unit at a price of $65.00 (as the same may be adjusted, the “Purchase Price”). The description and terms of the Rights are set forth in the Rights Agreement.

Until the earlier to occur of (i) the tenth (10th) day following a public announcement that (A) a person has acquired beneficial ownership of 15% or more of the outstanding Common Units, or (B) if any person currently owns 15% or more of the outstanding Common Units, at such time as such person thereafter becomes the beneficial owner of any additional Common Units, unless such person became the beneficial owner of such additional Common Units as a result of certain transactions effected by the Partnership (in either case, an “Acquiring Person”), or (ii) the tenth (10th) business day (subject to extension) after a person commences, or announces its intention to commence, a tender offer or exchange offer the successful consummation of which would result in any person becoming the beneficial owner of the number of units necessary to be an Acquiring Person (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Unit certificates or uncertificated book entries for the Common Units outstanding as of the Record Date, by such Common Unit certificates with a copy of this Summary of Rights attached thereto or such book entries. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Units. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Unit certificates issued after the Record Date, upon transfer or new issuance of Common Units will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Units, outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, or the transfer of any Common Unit outstanding on the Record Date represented by a book entry, will also constitute the transfer of the Rights associated with the Common Units represented by such certificate or book entry.

As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Units as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on December 2, 2011 (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Partnership, in each case, as described below.

The Purchase Price payable, and the number of Common Units or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a unit distribution on, or a subdivision, combination or reclassification of, the Common Units, (ii) upon the grant to holders of the Common Units of certain rights or warrants to subscribe for or purchase Common Units at a price, or securities convertible into Common Units with a conversion price, less than the then current market price of the Common Units or (iii) upon the distribution to holders of the Common Units of evidences of indebtedness or assets (excluding regular periodic cash distributions paid out of earnings or retained earnings or distributions payable in Common Units) or of subscription rights or warrants (other than those referred to above).

If, after a person or a group has become an Acquiring Person, the Partnership is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold or transferred (subject to certain exceptions), proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of common units or equivalent securities of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. If any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Units or equivalent securities having a market value of two times the exercise price of the Right.

At any time after a person or group has become an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Units, the general partner of the Partnership may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Unit for each two Common Units for which each Right is then exercisable pursuant to the provisions of the Rights Agreement (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% of such Purchase Price. No fractional Common Units will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Units on the last trading day prior to the date of exercise.

At any time prior to the earlier of (i) the tenth (10th) day following the public announcement by the Partnership or an Acquiring Person that an Acquiring Person has become such, or such earlier date as the General Partner shall become aware of the existence of an Acquiring Party, or (ii) the Final Expiration Date, the Partnership, with the approval of its general partner, may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time on such basis and with such conditions as the general partner in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

As long as the Rights are redeemable, the terms of the Rights may be amended by the Partnership without the consent of the holders of the Rights. However, from and after such time as the Rights are no longer redeemable, no such amendment by the Partnership may materially adversely affect the interests of the holders of the Rights (excluding the interest of any Acquiring Person) or cause the Rights again to become redeemable. In no circumstances shall the Redemption Price be amended.

Until a Right is exercised, the holder thereof, as such, will have no rights as a unitholder of the Partnership, including the right to vote or to receive distributions.

The description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 1.02	Termination of a Material Definitive Agreement

Termination Agreement

On December 1, 2008, MGG Holdings and the Partnership entered into a Termination Agreement (the “Termination Agreement”). Pursuant to the Termination Agreement, the parties agreed that effective immediately (i) the Indemnification Agreement, dated April 3, 2007 (the “Indemnification Agreement”), was terminated in all respects, (ii) MGG Holdings reimbursed the Partnership for certain obligations under the Reimbursement

Agreement, dated December 21, 2005 (the “Reimbursement Agreement”), and (iii) the Reimbursement Agreement was terminated.

Under the Indemnification Agreement, MGG Holdings agreed to indemnify the Partnership for any liquidated damages it may incur pursuant to the Registration Rights Agreement, dated April 3, 2007, by and among the Partnership and the Purchasers named therein, if a registration statement was not effective by October 31, 2007 and for one-half of any obligations, subject to a cap, it may incur related to the registration statement not being available for more than 60 days in any 180-day period or 90 days in any 365-day period. MGG Holdings also agreed to retain unencumbered net assets sufficient to cover these indemnification obligations. Given that the registration statement was effective before October 31, 2007, there were no potential obligations related to this Indemnification Agreement.

Under the Reimbursement Agreement, MGG Holdings agreed to reimburse the Partnership for (i) amounts the Partnership pays to Magellan Midstream Partners, L.P., a Delaware limited partnership (“MMP”) pursuant to the Partnership’s indemnity obligations related to certain of its environmental obligations under that certain Purchase and Sale Agreement dated April 18, 2003, as amended, among Williams Energy Services, LLC, Williams Natural Gas Liquids, Inc., Williams GP LLC and the Partnership, pursuant to which the Partnership purchased the general partner of MMP; (ii) any amounts the Partnership pays to MMP pursuant to its obligation to reimburse it for certain general and administrative expenses under the New Omnibus Agreement dated June 17, 2003, among Williams Energy Services, LLC, Williams Natural Gas Liquids, Inc. and The Williams Companies, Inc., and the Partnership; and any expenses incurred but not paid that related to the period prior to the closing of the initial public offering of the Partnership. All amounts owed, whether actual or potential, under this Reimbursement Agreement have been paid.

The description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 1, 2008, MGG Holdings, the Partnership, Carlyle/Riverstone MLP Holdings, L.P., Madison Dearborn Capital Partners IV, L.P., Schwerin Company, LLC, Randolph Street Partners V and Special Co-Invest Partners I entered into the Amendment to the Working Capital Loan Agreement (the “Working Capital Loan Agreement Amendment”). Pursuant to the Working Capital Loan Agreement Amendment, among other things, the maturity date of the loan was extended to March 31, 2009.

The description of the Working Capital Loan Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 3.03	Material Modification to Rights of Security Holders

GP LLC entered into the Partnership Agreement Amendment effective December 1, 2008. The description of the Partnership Agreement Amendment is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

The Partnership entered into the Rights Agreement effective December 3, 2008. The description of the Rights Agreement is incorporated by reference from Item 1.01 of this Current Report on Form 8-K.

ITEM 5.01	Changes in Control of the Registrant

Pursuant to the execution of the Partnership Agreement Amendment, the GP LLC Agreement and the Contribution Agreement, the management of GP LLC and the Partnership will no longer be fully reserved to MGG Holdings. Additionally, MGG Holdings will no longer have the right to appoint the Board of Directors, nor are there any arrangements or understandings between MGG Holdings and GP LLC or the Partnership, or their respective associates, with respect to the election of directors. Rather, the directors will be elected by the Limited Partners and will be nominated in accordance with the terms of the Partnership Agreement.

The descriptions of the transactions consummated pursuant to the Partnership Agreement Amendment, the GP LLC Agreement and the Contribution Agreement described above under item 1.01 are incorporated in this Item 5.01 by reference. The descriptions of the Contribution Agreement, the Partnership Agreement Amendment and the GP LLC Agreement do not purport to be complete and are qualified in its entirety by reference to the complete text of such agreements, copies of which is filed as Exhibits 3.1, 3.2 and 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon consummation of the transactions pursuant to the Contribution Agreement and effective December 1, 2008, Thomas T. Macejko, Jr. and Thomas S. Souleles resigned from the Board of Directors of GP LLC.

ITEM 5.03	Amendment to Articles of Incorporation or Bylaws

Amendment No. 2 to the Fourth Amended and Restated Limited Partnership Agreement

GP LLC entered into the Partnership Agreement Amendment effective December 1, 2008. The description of the Partnership Agreement Amendment is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

A copy of the Partnership Agreement Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Fourth Amended and Restated Limited Liability Company Agreement of GP LLC

The Partnership, as sole member of GP LLC, entered into the GP LLC Agreement effective December 1, 2008. The description of the GP LLC Agreement is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

A copy of the GP LLC Agreement is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure

On December 2, 2008, the Partnership announced that it consummated the transactions described in the Contribution Agreement and the entry into the Rights Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No. 2 to the Fourth Amended and Restated Limited Partnership Agreement of Magellan Midstream Holdings, L.P.

3.2	Fourth Amended and Restated Limited Liability Company Agreement of Magellan Midstream Holdings GP, LLC.

4.1	Unit Purchase Rights Agreement, dated as of December 3, 2008, between Magellan Midstream Holdings, L.P. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of

Exhibit No.	Description
Rights Certificates as Exhibit A and the Summary of Rights to Purchase Common Units as Exhibit B (filed as exhibit 4.1 to Form 8-A filed on December 5, 2008).

10.1	Contribution Agreement, dated December 1, 2008, by and among MGG Midstream Holdings, L.P., Magellan Midstream Holdings GP, LLC, Magellan Midstream Holdings, L.P. and MGG GP Holdings, LLC.

10.2	Amendment to the Working Capital Loan Agreement, dated December 1, 2008, by and between MGG Midstream Holdings, L.P., Magellan Midstream Holdings, L.P., Carlyle/Riverstone MLP Holdings, L.P., Madison Dearborn Capital Partners IV, L.P., Schwerin Company, LLC, Randolph Street Partners V and Special Co-Invest Partners I.

10.3	Termination Agreement, dated December 1, 2008, by and between Magellan Midstream Holdings, L.P. and MGG Midstream Holdings, L.P.

99.1	Magellan Midstream Holdings, L.P. Press Release dated December 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAGELLAN MIDSTREAM HOLDINGS, L.P.

By:	Magellan Midstream Holdings GP, LLC, its General Partner

Date: December 5, 2008

By:	/s/ Lonny E. Townsend
Name: Lonny E. Townsend
Title: Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 2 to the Fourth Amended and Restated Limited Partnership Agreement of Magellan Midstream Holdings, L.P.

3.2	Fourth Amended and Restated Limited Liability Company Agreement of Magellan Midstream Holdings GP, LLC.

4.1	Unit Purchase Rights Agreement, dated as of December 3, 2008, between Magellan Midstream Holdings, L.P. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Rights Certificates as Exhibit A and the Summary of Rights to Purchase Common Units as Exhibit B (filed as exhibit 4.1 to Form 8-A filed on December 5, 2008).

10.1	Contribution Agreement, dated December 1, 2008, by and among MGG Midstream Holdings, L.P., Magellan Midstream Holdings GP, LLC, Magellan Midstream Holdings, L.P. and MGG GP Holdings, LLC.

10.2	Amendment to the Working Capital Loan Agreement, dated December 1, 2008, by and between MGG Midstream Holdings, L.P., Magellan Midstream Holdings, L.P., Carlyle/Riverstone MLP Holdings, L.P., Madison Dearborn Capital Partners IV, L.P., Schwerin Company, LLC, Randolph Street Partners V and Special Co-Invest Partners I.

10.3	Termination Agreement, dated December 1, 2008, by and between Magellan Midstream Holdings, L.P. and MGG Midstream Holdings, L.P.

99.1	Magellan Midstream Holdings, L.P. Press Release dated December 2, 2008.